UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Prologis, L.P.	5.625% Notes due 2040	PLD/40	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Prologis, L.P. (the “Operating Partnership”) expects that Prologis Yen Finance LLC (the “Issuer”) will close the issuance and sale of the Notes (defined below) on June 11, 2026. The information under Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

On June 4, 2026 the Issuer priced an offering of (i) ¥32,600,000,000 aggregate principal amount of its 2.527% Notes due 2030 (the “2030 Notes”), (ii) ¥3,500,000,000 aggregate principal amount of its 3.389% Notes due 2035 (the “2035 Notes”) and (iii) ¥8,900,000,000 aggregate principal amount of its 3.905% Notes due 2041 (the “2041 Notes” and, collectively with the 2030 Notes and the 2035 Notes, the “Notes”). In connection with the offering, the Issuer and the Operating Partnership entered into an Underwriting Agreement, dated June 4, 2026 (the “Underwriting Agreement”), with Mizuho Securities USA LLC, Morgan Stanley & Co. International plc and SMBC Nikko Securities America, Inc. (the “Underwriters”), pursuant to which the Issuer agreed to sell and the Underwriters agreed to purchase the Notes, subject to and upon the terms and conditions set forth therein. A copy of the Underwriting Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The Notes are being issued under an indenture, dated September 25, 2018 (the “Base Indenture”), among the Issuer, the Operating Partnership and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee, as supplemented by a first supplemental indenture, dated September 25, 2018 (the Base Indenture, as supplemented by the first supplemental indenture, the “Indenture”).

The net proceeds from the sale of the Notes, after the underwriting discount and offering expenses, are estimated to be approximately ¥44.7 billion, or $280.6 million, based on the yen/U.S. dollar rate of exchange as of May 22, 2026, and will be used to repay borrowings under the Operating Partnership’s Japanese yen revolving credit agreement and for general corporate purposes.

The 2030 Notes will bear interest at a rate of 2.527% per annum and mature on December 13, 2030. The 2035 Notes will bear interest at a rate of 3.389% per annum and mature on December 13, 2035. The 2041 Notes will bear interest at a rate of 3.905% per annum and mature on December 13, 2041. The Notes will be senior unsecured obligations of the Issuer and will be fully and unconditionally guaranteed by the Operating Partnership.

On or after November 13, 2030 for the 2030 Notes (one month prior to the maturity date), September 13, 2035 for the 2035 Notes (three months prior to the maturity date), and September 13, 2041 for the 2041 Notes (three months prior to the maturity date), such series of Notes will be redeemable in whole or in part, at the Issuer’s option, at a redemption price equal to 100% of the principal amount of the series of Notes to be redeemed, plus accrued and unpaid interest, if any, on the principal amount being redeemed to, but not including, the redemption date.

The Issuer may also redeem the Notes in whole, but not in part, in the event of certain developments affecting tax law in the United States (or any taxing authority thereof or therein) at a redemption price equal to 100% of the principal amount of the applicable series of Notes to be redeemed, plus accrued and unpaid interest, if any, on the principal amount being redeemed to, but excluding, the redemption date.

The Indenture governing the Notes restricts, among other things, the Operating Partnership’s and its subsidiaries ability to incur additional indebtedness and to merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of its assets.

The Notes are being issued pursuant to the Registration Statement (File No. 333-289636) that the Issuer and the Operating Partnership filed with the Securities and Exchange Commission (the “SEC”) relating to the public offering from time to time of securities of the Issuer and the Operating Partnership pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with filing with the SEC a definitive prospectus supplement, dated June 4, 2026, and base prospectus, dated August 15, 2025, relating to the public offering of the Notes and corresponding guarantees, the Operating Partnership is filing the Underwriting Agreement, the forms of Notes and certain other exhibits with this Current Report as exhibits to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 4, 2026, among Prologis Yen Finance LLC, Prologis, L.P., and Mizuho Securities USA LLC, Morgan Stanley & Co. International plc and SMBC Nikko Securities America, Inc.

4.1	Officers’ Certificate related to the 2.527% Notes due 2030.

4.2	Form of 2.527% Notes due 2030.

4.3	Officers’ Certificate related to the 3.389% Notes due 2035.

4.4	Form of 3.389% Notes due 2035.

4.5	Officers’ Certificate related to the 3.905% Notes due 2041.

4.6	Form of 3.905% Notes due 2041.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: June 11, 2026	By:	/s/ David Malinger
		Name:	David Malinger
		Title:	Senior Vice President and Assistant Secretary

PROLOGIS, L.P.
By: Prologis, Inc.,
its General Partner

Date: June 11, 2026	By:	/s/ David Malinger
		Name:	David Malinger
		Title:	Senior Vice President and Assistant Secretary